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                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Roger J. Medel, M.D., the Chief Executive Officer of Pediatrix Medical Group, Inc. hereby certify that (i) the Annual Report on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Annual Report on Form 10-K for the year ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Pediatrix Medical Group, Inc.

        A signed original of this written statement required by Section 906 has been provided to Pediatrix Medical Group, Inc. and will be retained by Pediatrix Medical Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

By:   /s/ Roger J. Medel, M.D.
      ------------------------------------
      Roger J. Medel, M.D., M.B.A.
      Chairman of the Board and Chief Executive Officer
      (principal executive officer)
      March 31, 2003